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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 4, 2000
                                                         ----------------



                        Generex Biotechnology Corporation
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             (Exact name of registrant as specified in its charter)



         Delaware                         000-25169               82-049021
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(State or other jurisdiction            (Commission              (IRS Employer
     of Incorporation)                  File Number)         Identification No.)



33 Harbor Square, Suite 202, Toronto, Ontario Canada                 M5J 2G2
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code    416/364-2551
                                                      ------------


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          (Former name or former address, if changed since last report)


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Item 5.       Other Events.

                  On October 4, 2000, we completed the sale of 2,137,456 units of securities ("Units") for cash at a price of $11.00 per Unit. Each Unit consisted of a share of Common Stock and a warrant to purchase .15 shares of Common Stock at an initial exercise price of $13.20 per share. The purchasers of the Units were:

------------------------------------------- --------------- ------------------
              Purchaser                     Units Purchased  Consideration ($)
------------------------------------------- --------------- ------------------
Smallcap World Fund Inc.                      1,079,000        $11,869,000
------------------------------------------- --------------- ------------------
Protius Overseas Limited                        163,636         $1,800,000
------------------------------------------- --------------- ------------------
Montrose Investments Ltd.                       136,363         $1,500,000
------------------------------------------- --------------- ------------------
Ram Trading Ltd.                                125,000         $1,375,000
------------------------------------------- --------------- ------------------
Nob Hill Capital Partners, L.P.                 100,000         $1,100,000
------------------------------------------- --------------- ------------------
Castle Creek Healthcare Partners LLC             90,910         $1,000,010
------------------------------------------- --------------- ------------------
AEOW 2000 L.P.                                   68,182           $750,002
------------------------------------------- --------------- ------------------
Willow Creek Capital Partners, L.P.              50,000           $550,000
------------------------------------------- --------------- ------------------
Kodiak Opportunity Offshore Ltd.                 49,590           $545,490
------------------------------------------- --------------- ------------------
Fidelity National Title Insurance Co.            45,455           $500,000
------------------------------------------- --------------- ------------------
Velocity Investment Partners LTD                 45,455           $500,000
------------------------------------------- --------------- ------------------
Prism Partners 1, L.P.                           40,800           $448,800
------------------------------------------- --------------- ------------------
Kodiak Opportunity, L.P.                         33,520           $368,720
------------------------------------------- --------------- ------------------
CCL Fund LLC                                     22,728           $250,008
------------------------------------------- --------------- ------------------
Prism Partners II Offshore Fund                  20,400           $224,400
------------------------------------------- --------------- ------------------
Nob Hill Capital Partners, L.P.                  20,000           $220,000
------------------------------------------- --------------- ------------------
Kodiak Opportunity 3C7, L.P.                     16,890           $185,790
------------------------------------------- --------------- ------------------
Ascend Partners L.P.                             13,637           $150,010
------------------------------------------- --------------- ------------------
Ascend Offshore Funds Ltd.                        9,090            $99,990
------------------------------------------- --------------- ------------------
Prism Partners Offshore Fund                      6,800            $74,800
------------------------------------------- --------------- ------------------

                  The above figures do not include an additional 68,800 Units that Smallcap World Fund, Inc. ("Smallcap") may purchase pursuant to an option contained in its purchase agreement. The option authorizes Smallcap to purchase 6.5% of the number of units purchased by all investors other than Smallcap. This option expires on October 18, 2000.

                  The Shemano Group, Inc. ("Shemano"), a broker-dealer, has received or will be receiving compensation for its services in connection with this placement, including cash compensation of approximately $1,645,000 (7% of total placement proceeds) and warrants to purchase a total of 213,745 shares of Common Stock (10% of total number of shares included in the Units sold). If Smallcap exercises its option to purchase an additional 68,800 Units as described in the preceding paragraph, the compensation to Shemano will be increased by approximately $53,000 and 10,320 warrants.

                  Shemano has advised us that it intends to assign its warrants to two of its officers, Gary J. Shemano and William Corbett. The Shemano warrants are identical to the warrants issued to investors.

                  The Units were sold without registration under the Securities Act of 1933 in reliance upon the exemption from registration provided in Section 4(2) thereof and Rule 506, Regulation D promulgated thereunder. No general solicitation was made in connection with the placement. All securities sold were acquired for investment, and appropriate restrictions have been placed upon the resale of any of the securities acquired in the placement, including restrictive legends on the face of the securities and stop orders on our stock and warrant registers.

                  The warrants issued to the placement investors and Shemano expire on September 29, 2005, and contain anti-dilution and other terms that are commonly found in such securities. A form of the warrants issued has been filed as an exhibit with this Report.


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Item 6.   Exhibits and Reports on Form 8-K

          Exhibit           Exhibit Table


         1. Securities Purchase Agreement entered into with Smallcap World Fund, Inc., dated September 29, 2000.

         2. Form of Securities Purchase Agreement entered into with Protius Overseas Limited; Ascend Partners L.P.; Ascend Offshore Fund, Ltd.; AEOW 2000, L.P.; Willow Creek Capital Partners, L.P.; Velocity Investment Partners, LTD; Kodiak Opportunity Offshore, Ltd.; Kodiak Opportunity, 3C7, L.P.; Kodiak Opportunity, L.P.; Nob Hill Capital Partners, L.P.; Prism Partners 1, L.P.; Prism Partners II Offshore Fund; Prism Partners Offshore Fund; Montrose Investments, Ltd.; Ram Trading, Ltd.; Fidelity National Title Insurance Co.; Castle Creek Healthcare Partners, LLC; and CCL Fund, LLC, between September 29, 2000 and October 4, 2000.

         3. Form of Registration Rights Agreement entered into with Protius Overseas Limited; Ascend Partners L.P.; Ascend Offshore Fund, Ltd.; AEOW 2000, L.P.; Willow Creek Capital Partners, L.P.; Velocity Investment Partners, LTD; Kodiak Opportunity Offshore, Ltd.; Kodiak Opportunity, 3C7, L.P.; Kodiak Opportunity, L.P.; Nob Hill Capital Partners, L.P.; Prism Partners 1, L.P.; Prism Partners II Offshore Fund; Prism Partners Offshore Fund; Montrose Investments, Ltd.; Ram Trading, Ltd.; Fidelity National Title Insurance Co.; Castle Creek Healthcare Partners, LLC; CCL Fund, LLC; The Shemano Group, Inc. and Smallcap World Fund, Inc., dated between September 29, 2000 and October 4, 2000.

         4. Form of Warrant issued to Protius Overseas Limited; Ascend Partners L.P.; Ascend Offshore Fund, Ltd.; AEOW 2000, L.P.; Willow Creek Capital Partners, L.P.; Velocity Investment Partners, LTD; Kodiak Opportunity Offshore, Ltd.; Kodiak Opportunity, 3C7, L.P.; Kodiak Opportunity, L.P.; Nob Hill Capital Partners, L.P.; Prism Partners 1, L.P.; Prism Partners II Offshore Fund; Prism Partners Offshore Fund; Montrose Investments, Ltd.; Ram Trading, Ltd.; Fidelity National Title Insurance Co.; Castle Creek Healthcare Partners, LLC; CCL Fund, LLC; The Shemano Group, Inc. and Smallcap World Fund, Inc. in the October 4, 2000 Units Placement.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GENEREX BIOTECHNOLOGY CORPORATION



Dated:   October 13, 2000                   By:/s/E. Mark Perri
       -----------------------------           -------------------------------
                                               E. Mark Perri, Chairman and CFO